UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 8, 2025
PetMed Express, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 South Congress Avenue, Delray Beach, Florida 33445
(Address of principal executive offices) (Zip Code)
(561) 526-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ
Preferred Stock Purchase Rights	N/A	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 8, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of PetMed Express, Inc. (the “Company”), following a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2026, approved the engagement of Baker Tilly US, LLP (“Baker Tilly”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026. On the same date, the Company notified RSM US LLP (“RSM”) of its dismissal as the Company’s independent registered public accounting firm effective as of the completion of RSM’s interim review of the quarterly information on Form 10-Q as of and for the three-month periods ended June 30, 2025, and September 30, 2025. Upon completion of such services by RSM, the Company intends to file an amendment to this Current Report on Form 8-K with the specific date of dismissal and an update to the disclosures required by Item 304(a) of Regulation S-K through such date.

RSM’s reports on the Company’s consolidated financial statements for each of the fiscal years ended March 31, 2025 and March 31, 2024 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the fiscal years ended March 31, 2025 and March 31, 2024, and the subsequent interim periods through the date of dismissal, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years.

There were no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during either of the fiscal years ended March 31, 2025 or March 31, 2024, and the subsequent interim periods through the date of dismissal, except as follows:

(i) In its Form 10-K filed on June 14, 2024, the Company identified material weaknesses in its internal controls over financial reporting relating to:

• Information technology general controls (“ITGCs”) in the areas of user access, change management and service organizations over information technology systems that support the Company’s financial reporting processes.
•Errors in (1) the appropriate application of US GAAP relating to the Company’s sales tax liability and (2) the misapplication of Internal Revenue Code 162(m), which limits the deductibility of executive compensation in the Company’s consolidated financial statements.
•A material error in the PetCareRx purchase accounting related to the valuation of deferred tax assets and goodwill, which resulted in a restatement of the Company’s unaudited condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2023 and September 30, 2023.

The foregoing errors resulted in a restatement of the Company’s audited consolidated financial statements as of and for the years ended March 31, 2023, 2022 and 2021, as well as its unaudited condensed consolidated quarterly financial information for the quarterly periods within the fiscal years ended March 31, 2023 and 2022, to reflect the correction of the misstatements relating to sales tax accruals and other immaterial adjustments, and to make corresponding disclosures. The Company also restated its unaudited condensed consolidated financial statements as of and for the three months ended June 30, 2023 and 2022, and as of and for the three and six months ended September 30, 2023 and 2022, in each case to reflect the correction of the misstatements relating to sales tax accruals and the valuation of deferred tax assets associated with the Company’s acquisition of PetCareRx in April 2023.

(ii) In its Form 10-K filed on October 10, 2025 (the “2025 10-K”), the Company identified additional material weaknesses in internal controls over financial reporting based on the results of the Company’s Audit Committee investigation that was conducted during June 2025 through August 2025 and described in the 2025 10-K. Specifically, the Company determined that it did not have an effective control environment, risk assessment process, information and communication process, and monitoring activities. The Company determined that the aggregation of issues identified within each of the following areas resulted in the conclusion that a material weakness existed with respect to the “tone at the top” and effectiveness of governance within the Company:

•The Company failed to establish a tone at the top that fostered a culture of commitment to the principles set forth in the Company’s Code of Business Conduct and Ethics.

•The Company did not have effective information communication and monitoring controls, including a robust whistleblower process, relating to the timely identification and communication of issues among financial reporting personnel, management, the Board of Directors, and the independent registered public accounting firm to enable appropriate analysis, financial reporting, and disclosure of such transactions.
•The Company lacked effective controls and procedures that facilitated effective internal communication of alleged violations of the Code of Conduct.
•The Company lacked an effective and continuous risk assessment process and related controls to properly monitor, identify and analyze risks, including related risks of financial misstatement due to error and / or fraud, including management override of controls.
•The Company lacked effective controls and procedures regarding the update of key accounting policies.
•The former Audit Committee chair did not promptly report whistleblower complaints to the Company’s external auditors, RSM US LLP.

As disclosed in the 2025 Form 10-K, the above-described tone at the top material weakness contributed to an additional material weakness related to (i) certain the control activities within the revenue recognition business process, resulting in certain AutoShip revenue being recorded prior to the time at which all of the revenue recognition criteria were met, and (ii) the design and maintenance of effective controls over the complete, accurate and timely recording of cooperative advertising and vendor reimbursements, which resulted in a restatement in the consolidated financial statements for the years ended March 31, 2024, and 2023, as well as the interim periods within fiscal years ended March 31, 2025, 2024, and 2023.

Additionally, in fiscal 2025, errors were identified in the calculation of the Company’s income tax provision, specifically related to management review control over the income tax provision, and a deficiency was identified in the operating effectiveness of controls over management’s identification of triggering events and evaluation of impairment related to long-lived assets. These corrections were made prior to the issuance of the audited financials for the year ending March 31, 2025.

Although the Company has expended and committed significant resources relating to, and has taken significant steps to implement, the remediation of the above-described material weaknesses, these material weaknesses have not been fully remediated as of the date of this Current Report on Form 8-K.

The Audit Committee has discussed the reportable events described above with RSM, and the Company has authorized RSM to respond fully to the inquiries of Baker Tilly concerning these reportable events.

The Company provided RSM with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that RSM furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of RSM’s letter, dated December 9, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On December 8, 2025, the Audit Committee appointed Baker Tilly to serve as the Company’s new independent registered public accounting firm for the fiscal year ending March 31, 2026 and the related interim periods commencing October 1, 2025, and subject to execution of an engagement letter.

During each of the fiscal years ended March 31, 2025 and March 31, 2024, neither the Company nor anyone acting on the Company’s behalf consulted with Baker Tilly regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report, nor oral advice, was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company is in the process of finalizing its financial statements and Form 10-Q for the first and second quarters of fiscal year 2026 and does not anticipate that the change in its independent registered public accounting firm beginning with the fiscal 2026 third quarter will impact the timing of the filing of the first and second quarter fiscal 2026 Form 10-Qs.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
16.1	Letter from RSM US LLP dated December 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 9, 2025

PETMED EXPRESS, INC.
By:	/s/ Robert Lawsky
Name:	Robert Lawsky
Title:	General Counsel
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